UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 30, 2023
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2023, at the Company’s annual meeting of stockholders (the “Annual Meeting”), the stockholders approved the Amalgamated Financial Corp. 2023 Equity Incentive Plan (the “2023 Incentive Plan”), which was previously adopted by the Board of Directors subject to stockholder approval. A description of the terms and conditions of the 2023 Incentive Plan is included under Annex A in the Company’s definitive proxy statement for the Annual Meeting (the “Definitive Proxy Statement”), filed with the U.S. Securities and Exchange Commission on April 14, 2023, which description is incorporated herein by reference. The 2023 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 30,617,338 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 25,445,333 shares, representing approximately 83% of the total outstanding shares. At the Annual Meeting, the stockholders voted on four proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

1.At the Meeting, the vote on the election of 11 directors to the Company’s board of directors each to serve until the annual meeting of stockholders to be held in 2024 or until that person’s successor is duly elected and qualified, was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lynne P. Fox	22,996,075	1,504,077	2,016	943,165
Priscilla Sims Brown	24,264,341	236,311	1,516	943,165
Maryann Bruce	24,300,457	199,497	2,214	943,165
Mark A. Finser	24,106,660	390,922	4,586	943,165
Darrell Jackson	19,919,925	4,580,268	1,975	943,165
Julie Kelly	23,010,078	1,490,073	2,017	943,165
JoAnn S. Lilek	24,306,421	193,532	2,215	943,165
John McDonagh	24,115,277	382,128	4,763	943,165
Meredith Miller	24,391,616	106,018	4,534	943,165
Robert G. Romasco	24,106,478	392,212	3,478	943,165
Edgar Romney Sr.	22,929,474	1,571,067	1,627	943,165

2.At the Meeting, the vote on a proposal regarding ratification of Crowe LLP as the Company’s independent auditors for 2023, was as follows:

FOR	AGAINST	ABSTAIN
25,198,138	75,987	171,208

3.At the Meeting, the vote on a proposal regarding approval of the Company’s 2023 Equity Incentive Plan, was as follows:

2

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,973,356	495,777	33,035	943,165

4.At the Meeting, the vote on a proposal regarding approval of an advisory vote on the compensation of the Company’s Named Executive Officers, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
23,166,243	1,306,585	29,340	943,165

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amalgamated Financial Corp. Equity Incentive Plan (incorporated herein by reference to Annex A of the Definitive Proxy Statement).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer

Date: May 30, 2023